UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 30, 2012

South American Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-52156	98-0486676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3645 E. Main Street, Suite 119, Richmond, IN	47374
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (765) 356-9726

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Director

On August 30, 2012, Ms. Beatriz Duque Montoya, a director of South American Gold Corp. (“the Company) tendered her resignation  as Director of the Company,  to pursue personal interests.

Appointment of Director

On August 29, 2012, the board of directors appointed Frank Delzer (Age: 75) and to serve as member of the board of directors until the next annual meeting of the shareholders or until removed by other action as allowed by the corporate bylaws.   Mr. Delzer has served as the Company’s Vice President of Operations, since February 11, 2011.

Mr. Delzer has been active in the mining industry since 1962 and from 1962 to 1975 held supervisory positions in the mining industry for companies with operations in Chile, Ecuador, Venezuela, Peru and Brazil. Mr. Delzer is a licensed professional engineer in Kentucky and West Virginia. From 2001 to 2003, Mr. Delzer served as the Commissioner of the Kentucky Department of Mines and Minerals. Since 2003, Mr. Delzer has served as a mining consultant to several companies assisting with various tasks including the mining permit application process and mining property inspections to verify tonnage production and recovery. Companies for which Mr. Delzer has provided mining consulting services to since 2003 include Elm Street Resources (2003 to 2005; February 2008 to October 2008; and August 2010 to present), Sterling Mining, Inc. (April 2006 to December 2006), Bunker Hill Mining (March 2007 to December 2007) and Stagg Resources Consultants (October 2007 to November 2007).Since February 11, 2011 There are no family relationships between Mr. Dezler and any other of our directors or executive officers. Neither does Mr. Delzer has had any material direct or indirect interest in any of the Company’s transactions since the beginning of the Company’s last fiscal year or in any currently proposed transaction.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On August 30, 2012, the Company made a press release announcing the appointment of Mr. Delzer as a Director of the Company.   The text of the press release is attached hereto as Exhibit 99.1.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.  The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

99.1	Press Release, dated August 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 30, 2012

South American Gold Corp.

By:	/s/ Raymond DeMotte
Name:	Raymond DeMotte
Title:	President and Chief Executive Officer